Other receivables	6 Months Ended
Dec. 31, 2022
Other receivables [Abstract]
Other receivables
Note 7. Other receivables

	31 Dec 2022	30 June 2022
	$'000	$'000

Current assets
Other receivables	80	1
Loan receivable	-	2,320
Provincial sales tax 'PST' receivable	7,112	10,023
Loss allowance for PST receivable	(6,871)	-
Interest receivable	-	75
Goods and services tax 'GST' receivable	10,591	11,235
Loss allowance for GST receivable	(8,338)	-

	2,574	23,654

Allowance for expected credit losses
The Group has recognized a loss of $15,209,000 in profit or loss for the period ended 31 December 2022, in respect of other receivables held by the Non-Recourse SPVs. The entire GST and PST receivable balances held by the Non-Recourse SPVs are not expected to be recoverable by the Group due to the appointment of a receiver to the Non-Recourse SPVs on 3 February 2023. See note 12 and note 20 for further details.